united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.,

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 6/30/2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2016
Principal ($)		Value
	ASSET BACKED SECURITIES - 6.7%
901,247	Countrywide Alt. Loan Trust 2006-36T2, 1.353% due 12/25/36	$ 477,727
2,077,000	Credit-Based Asset Servicing and Securitization LLC, 5.400% due 4/25/36, 144A	1,538,121
	TOTAL ASSET BACKED SECURITIES (Cost $2,124,787)	2,015,848

	CORPORATE BONDS AND NOTES - 9.7%
	FINANCE - INVESTMENT BANKING/BROKERAGE - 1.2%
350,000	GFI Group, Inc., 8.375%, due 7/19/18	379,750

	MACHINERY - CONSTRUCTION & MINING - 1.3%
750,000	Vander Intermediate Holding Corp., 9.750% due 2/1/19, 144A	405,000

	METAL - COPPER - 2.4%
2,727,045	Cobre Del Mayo SA de CV, 8.750% due 11/15/21, 144A	736,302

	TELECOM SERVICES - 4.3%
900,000	EarthLink Holdings Corp., 7.375% due 6/1/20	940,500
364,000	Wind Acquisition Financial SA, 7.375% due 4/23/21, 144A	348,530
		1,289,030
	TELEVISION - 0.5%
140,000	TEGNA, Inc., 7.125% due 9/1/18	141,081

	TOTAL CORPORATE BONDS & NOTES (Cost $3,028,999)	2,951,163

	COMMERCIAL MORTGAGE BACKED SECURITIES - 6.3%
51,021	Bank of America Mortgage Securities 2003-5 3B5, 7.500% due 2/25/31, 144A	1
1,054	Credit Suisse First Boston Mortgage Securities Corp., 5.351% due 8/15/38, 144A	1,053
1,618,357	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 3.309% due 9/25/37	1,165,787
992,000	Prime Mortgage Trust 2006-CL1, 0.853% due 2/25/35	597,026
188,082	WaMu Mortgage Pass-Through Certificates Series 2003-AR1 Trust, 2.482% due 3/25/33	138,265
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,946,845)	1,902,132

	HOME EQUITY- 1.2%
387,647	CDC Mortgage Capital Trust 2004-HE-1, 2.253% due 6/25/34, (Cost $328,280)	352,605

	PREFERRED STOCK - 5.0%
1,475	Pitney Bowes International Holdings, Inc., 6.125%, 144A (Cost $1,561,940)	1,507,727

	SHORT-TERM INVESTMENT - 92.0%
	MONEY MARKET FUND - 92.0%
27,830,487	Goldman Sachs Financial Square Funds -	27,830,487
	Government Fund, to yield 0.13% * (Cost $27,830,487)

	TOTAL INVESTMENTS - 120.9% (Cost $36,821,338) (a)	$ 36,559,962
	LIABILITIES IN EXCESS OF OTHER ASSETS - (20.9)%	(6,307,484)
	NET ASSETS - 100.0%	$ 30,252,478

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,192,362 differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 15,113,603
	Unrealized Depreciation:	(746,003)
	Net Unrealized Appreciation:	$ 14,367,600

* Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At June 30, 2016 144A securities amounted to $4,536,733 or 15.00% of net assets.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
June 30, 2016
Principal ($)		Value
	SECURITIES SOLD SHORT - (8.7)%
	CORPORATE BONDS - (8.7)%
	APPLICATIONS SOFTWARE - (3.5)%
(1,000,000)	Emdeon, Inc., 11.000%, due 12/31/19	$ (1,064,000)

	AUTO/TRUCK PARTS & EQUIPMENT - (1.0)%
(300,000)	Johnson Controls, Inc., 3.625% due 7/2/24	(317,594)

	CABLE/SATELLITE TV- (1.6)%
(500,000)	Altice Financing SA., 6.625% due 2/15/23, 144A	(492,810)

	TELEPHONE - INTEGRATED - (1.2)%
(340,000)	CenturyLink, Inc., 5.625% due 4/1/20	(354,025)

	THEATERS - (1.4)%
(399,000)	Regal Entertainment Group-A, 5.750% due 3/15/22	(409,972)

	TOTAL SECURITIES SOLD SHORT (Proceeds $2,590,505)	$ (2,638,401)

	SWAP CONTRACTS	Unrealized Appreciation/Depreciation
	Emdeon, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2018 – to receive Total Returns plus accrued interest on underlying investment (11% due 12/31/2019) vs. 3 month LIBOR (Notional Value $1,000,000)	$ 2,167

	Gannet Company, Total Return Swap with Deutsche Bank AG London – March 27, 2018 – to receive Total Returns plus accrued interest on underlying investment (7 1/8% due 9/1/2018) vs. 3 month LIBOR (Notional Value $3,671,000)	(3,242)

	GFI Group, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2018 – to receive Total Returns plus accrued interest on underlying investment (8 5/8% due 7/19/2018) vs. 3 month LIBOR (Notional Value $1,360,000)	(8,148)

	T-Mobile USA, Total Return Swap with Deutsche Bank AG London – March 27, 2018 – to receive Total Returns plus accrued interest on underlying investment (6 5/8% due 4/28/2019) vs. 3 month LIBOR (Notional Value $600,000)	605

	Net Unrealized Depreciation on Swap Contracts	$ (8,618)

+ The amount represents fair value derivative instruments subject to interest rate risk exposure as of June 30, 2016.
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes such as meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Swap Agreements – The Fund is subject to interest price risk in the normal course of pursuing its investment objective. The Fund may hold equities subject to interest price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

The notional value of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ -	$ 2,015,848	$ -	$ 2,015,848
Corporate Bonds and Notes	-	2,951,163	-	2,951,163
Commercial Mortgage Backed Securities	-	1,902,132	-	1,902,132
Home Equity		352,605	-	352,605
Preferred Stock	-	1,507,727	-	1,507,727
Money Market Fund	27,830,487	-	-	27,830,487
Total	$ 27,830,487	$ 8,729,475	$ -	$ 36,559,962
Liabilities	Level 1	Level 2	Level 3	Total
Corporate Bonds Sold Short	$ -	$ 2,638,401	$ -	$ 2,638,401
Swap Contracts		8,618		8,618
Total	$ -	$ 2,647,019	$ -	$ 2,647,019

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for security classifications.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer /President

Date 8/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer /President

Date 8/29/2016

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/ Treasurer

Date 8/29/2016